                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549
                              -----------------------


                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event report):  January 31, 1998


                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III




                                BANK OF AMERICA, FSB
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)



                                   UNITED STATES
--------------------------------------------------------------------------------
                   (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                      333-3200
                              -----------------------
                              (COMMISSION FILE NUMBER)

                                     91-0221850
--------------------------------------------------------------------------------
                      (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                               555 CALIFORNIA STREET
                              SAN FRANCISCO, CA 94104
                                   (415) 622-2220
--------------------------------------------------------------------------------
     (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

Item 5.   OTHER EVENTS

          (a) Monthly Report


The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

          Exhibit No.         Description
          20                  Monthly Statements mailed to Certificate
                              holders pursuant to the Pooling and Servicing
                              Agreement by and between BankAmerica Housing
                              Services, an unincorporated division of Bank of
                              America, FSB, and The First National Bank of
                              Chicago, as Trustee, dated as of November 30, 1997
                              (a copy of which agreement was filed by the
                              registrant with the Commission on November 24,
                              1997 as an exhibit  to a report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         BANK OF AMERICA, FSB

                         BY:  /s/ JOHN WHEELER
                             -------------------------
                                   John W. Wheeler*
                         Dated:    March 17, 1998
                                   San Diego, California



* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.